Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
18.	Commitments and Contingent Liabilities

Commitments

At December 31, 2017, commitments outstanding for the purchase of property, plant and equipment approximated ¥36,199 million, and commitments outstanding for the purchase of parts and raw materials approximated ¥135,649 million.

Canon occupies sales offices and other facilities under lease arrangements accounted for as operating leases. Deposits made under such arrangements aggregated ¥13,740 million and ¥13,128 million at December 31, 2017 and 2016, respectively, and are included in noncurrent receivables in the accompanying consolidated balance sheets. Rental expenses of cancelable and noncancelable operating leases amounted to ¥47,619 million, ¥42,714 million and ¥46,483 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Future minimum lease payments required under noncancelable operating leases that have initial or remaining lease terms in excess of one year at December 31, 2017 are as follows:

(Millions of yen)
Year ending December 31:
2018	28,414
2019	21,437
2020	16,185
2021	12,721
2022	9,774
Thereafter	22,971

Total future minimum lease payments	111,502

Guarantees

Canon provides guarantees for its employees, affiliates and other companies. The guarantees for the employees are principally made for their housing loans. The guarantees for affiliates and other companies are made for their lease obligations and bank loans to ensure that those companies operate with less financial risk.

Canon would have to perform under a guarantee if the borrower defaults on a payment within the contract terms. The contract terms are 1 year to 30 years in case of employees with housing loans, and 1 year to 7 years in case of affiliates and other companies with lease obligations and bank loans. The maximum amount of undiscounted payments Canon would have had to make in the event of default is ¥6,059 million at December 31, 2017. The carrying amounts of the liabilities recognized for Canon’s obligations as a guarantor under those guarantees at December 31, 2017 were not significant.

Canon also issues contractual product warranties under which it generally guarantees the performance of products delivered and services rendered for a certain period or term. Changes in accrued product warranty costs for the years ended December 31, 2017 and 2016 are summarized as follows:

	Years ended December 31
	2017	2016
	(Millions of yen)
Balance at beginning of year	13,168	14,014
Additions	18,893	15,403
Utilization	(12,957)	(12,759)
Other	(1,652)	(3,490)

Balance at end of year	17,452	13,168

Legal proceedings

Canon is involved in various claims and legal actions arising in the ordinary course of business. Canon has recorded provisions for liabilities when it is probable that liabilities have been incurred and the amount of loss can be reasonably estimated. Canon reviews these provisions at least quarterly and adjusts these provisions to reflect the impact of the negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Based on its experience, although litigation is inherently unpredictable, Canon believes that any damage amounts claimed in outstanding matters are not a meaningful indicator of Canon’s potential liability. In the opinion of management, any reasonably possible range of losses from outstanding matters would not have a material adverse effect on Canon’s consolidated financial position, results of operations, or cash flows.